UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2017

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices) (Zip Code)

(510) 745-1200

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2017, our Board of Directors elected Kenneth R. Greathouse to our Board of Directors to serve as an independent Class II director.

Mr. Greathouse will receive annual cash compensation of $35,000 (increasing to $45,000 effective January 1, 2018) for his service as a member of the Board of Directors, such amount to be pro-rated to reflect the amount of time that Mr. Greathouse serves in such capacity in 2017.

We also granted Mr. Greathouse an option to purchase 60,000 shares of our common stock at an exercise price of $0.84, which was the closing price of our common stock on The NASDAQ Capital Market on the date of grant. The stock option was granted pursuant to our Amended and Restated 2014 Equity and Incentive Plan and vests with respect to 25% of the shares underlying the option on the one year anniversary of the date of grant. The remaining shares underlying the option will vest in substantially equal monthly installments over the following three years, so that the option will be fully vested and exercisable on the fourth anniversary of the date of grant. Effective as of January 1, 2018 and for so long as he continues to serve on our Board of Directors, Mr. Greathouse will also receive an annual grant of an option to purchase 30,000 shares of our common stock on the first trading day of each year, at an exercise price equal to the closing price of our common stock on The NASDAQ Capital Market on the date of grant. Such option will vest in 12 substantially equal monthly installments beginning on the first monthly anniversary of the date of grant.

Mr. Greathouse will also have the benefit of the Company’s standard form of indemnification agreement.

A copy of our press release dated October 4, 2017 announcing the appointment of Mr. Greathouse to our Board of Directors is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

99.1	Press release dated October 4, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOSANO PHARMA CORPORATION

Dated: October 4, 2017	By:	/s/ Georgia Erbez
Name: Georgia Erbez
Title: Chief Business Officer and Chief Financial Officer